UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

LIVE EVENT MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172685	27-4387595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Bristol Street, 6th Floor

Costa Mesa, CA 92626

855.986.5669

 (Address and telephone number of principal executive offices)

Charlie GPS, Inc.

℅ Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

 (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

On November 20, 2012, we filed Amended and Restated Articles of Incorporation (the “Charter Amendment”) with the Nevada Secretary of State to, among other things, (i) change our name to Live Event Media, Inc.; (ii) increase our authorized capitalization from 75,000,000 shares, consisting of 75,000,000 shares of common stock, $0.001 par value per share, to 310,000,000 shares, consisting of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of blank check preferred stock, $0.001 par value per share; and (iii) limit the liability of our officers and directors to us, our stockholders and our creditors to the fullest extent permitted by Nevada law.

Our Board of Directors, by written consent dated November 19, 2012, approved, and stockholders holding 8,000,000 shares (approximately 76.92%) of our outstanding common stock on November 19, 2012, consented in writing to, the Charter Amendment.

Our common stock will temporarily remain listed for quotation on OTC Markets under the current symbol “CGPS” until new a symbol is assigned by Financial Industry Regulatory Authority, Inc. (FINRA). We will publicly announce the new trading symbol when assigned by FINRA and the effective date of the symbol change.

We are currently engaged in discussions involving a possible asset purchase which will enable us to engage in the business of social media. With the permission of the proposed sellers of the assets and as provided herein, we have changed our name to “Live Event Media, Inc.” to facilitate these discussions. If the parties determine not to proceed with the asset purchase, we will change our name back to Charlie GPS, Inc. or adopt another name.

Item 5.07 Submission of Matters to a Vote of Security Holders

As discussed in Item 5.03 above, on November 19, 2012 stockholders holding 8,000,000 shares (approximately 76.92%) (the “Majority Stockholders”) of our outstanding common stock on November 19, 2012 consented in writing to the Charter Amendments. As part of the same November 19, 2012 consent, our Majority Stockholders also approved our 2012 Equity Incentive Plan which was also approved on such date by our Board of Directors, by written consent.

A total of 2,500,000 shares of our Common Stock are reserved for issuance under the 2012 Plan. If an incentive award granted under the 2012 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2012 Plan. Shares issued under the 2012 Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the 2012 Plan. In addition, the number of shares of common stock subject to the 2012 Plan and the number of shares and terms of any incentive award are subject to adjustment in the event of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

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The compensation committee of the Board, or the Board in the absence of such a committee, will administer the 2012 Plan and grants made thereunder. Subject to the terms of the 2012 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2012 Plan. Any officer or other employee of the Company or its affiliates, or an individual that the Company or an affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its affiliates, including a non-employee director of the Board, is eligible to receive awards under the 2012 Plan.

The 2012 Plan authorizes the grant to eligible recipients of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and stock appreciation rights (“SARs”) as described below:

•	Options granted under the 2012 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our Common Stock covered by an option cannot be less than the fair market value of our Common Stock on the date of grant unless agreed to otherwise at the time of the grant. Such awards may include vesting requirements.

•	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by our compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•	The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•	Stock awards are permissible. The compensation committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions.

•	SARs, entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of common stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

Our Board of Directors or if then in place, the compensation committee of our Board of Directors, may amend, suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our Common Stock reserved for issuance under the 2012 Plan or reduces the minimum exercise price for options or exchange of options for other incentive awards. Unless sooner terminated, the 2012 Plan terminates ten years after the date on which it was adopted.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State on November 20, 2012

10.1	2012 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE EVENT MEDIA, INC.

Date: November 20, 2012	By:	/s/ Lisa Andoh
Name: Lisa Andoh
Title: President